UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09243

                         The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                      Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Semiannual Report — June 30, 2018

To Our Shareholders,

For the six months ended June 30, 2018, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was (2.4)%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was 0.3%. The total return for the Fund’s publicly traded shares was (10.4)%. The Fund’s NAV per share was $5.03, while the price of the publicly traded shares closed at $5.89 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2018.

Comparative Results

Average Annual Returns through June 30, 2018 (a) (Unaudited)						Since Inception
	Year to Date	1 Year	5 Year	10 Year	15 Year	(07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	(2.40)%	1.34%	8.05%	8.09%	9.17%	8.69%
Investment Total Return (c)	(10.40)	(4.71)	8.45	5.76	6.23	8.21
S&P 500 Utilities Index	0.32	3.41	10.57	6.64	9.98	6.56
Lipper Utility Fund Average	2.15	5.96	8.35	6.25	9.74	6.27
S&P 500 Index	2.65	14.37	13.42	10.17	9.30	5.55

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2018:

The Gabelli Utility Trust

Electric Integrated	37.2%
U.S. Government Obligations	23.4%
Natural Gas Integrated	5.6%
Natural Gas Utilities	5.4%
Cable and Satellite	4.9%
Water	4.3%
Telecommunications	4.0%
Wireless Communications	2.7%
Global Utilities	2.5%
Electric Transmission and Distribution	2.2%
Natural Resources	1.3%
Merchant Energy	1.2%
Services	1.2%
Financial Services	0.9%
Transportation	0.5%
Alternative Energy	0.4%

Aerospace	0.4%
Machinery	0.3%
Independent Power Producers and Energy Traders	0.3%
Entertainment	0.3%
Diversified Industrial	0.3%
Environmental Services	0.2%
Communications Equipment	0.2%
Electronics	0.1%
Health Care	0.1%
Equipment and Supplies	0.1%
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of May 23, 2018, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 76.6%
	ENERGY AND UTILITIES — 62.2%
	Alternative Energy — 0.4%
20,000	NextEra Energy Partners LP	$456,562	$933,400
10,445	Ormat Technologies Inc., New York	231,654	555,570
1,555	Ormat Technologies Inc., Tel Aviv	68,688	81,963

		756,904	1,570,933

	Electric Integrated — 37.2%
22,000	ALLETE Inc.	996,952	1,703,020
125,000	Alliant Energy Corp.	4,048,028	5,290,000
17,000	Ameren Corp.	560,038	1,034,450
72,000	American Electric Power Co. Inc.	4,801,405	4,986,000
40,000	Avangrid Inc.	1,096,186	2,117,200
10,000	Avista Corp.	199,636	526,600
42,000	Black Hills Corp.	1,642,573	2,570,820
91,000	CMS Energy Corp.	2,904,912	4,302,480
24,000	Dominion Energy Inc.	1,357,537	1,636,320
16,500	DTE Energy Co.	959,941	1,709,895
74,000	Duke Energy Corp.	6,476,644	5,851,920
70,000	Edison International	4,459,996	4,428,900
186,000	El Paso Electric Co.	4,553,828	10,992,600
1,000	Emera Inc.	21,639	32,556
3,000	Entergy Corp.	75,249	242,370
266,500	Evergy Inc.	13,881,155	14,963,975
165,000	Eversource Energy	8,011,768	9,670,650
67,000	FirstEnergy Corp.	2,746,848	2,405,970
62,000	Hawaiian Electric Industries Inc.	2,023,223	2,126,600
85,000	MGE Energy Inc.	4,026,050	5,359,250
56,500	NextEra Energy Inc.	5,857,875	9,437,195
48,000	NiSource Inc.	397,800	1,261,440
87,000	NorthWestern Corp.	3,813,460	4,980,750
185,000	OGE Energy Corp.	4,413,900	6,513,850
48,000	Otter Tail Corp.	1,298,816	2,284,800
48,000	PG&E Corp.	1,280,160	2,042,880
102,000	PNM Resources Inc.	1,992,001	3,967,800
38,000	Public Service Enterprise Group Inc.	996,629	2,057,320
56,500	SCANA Corp.	2,138,949	2,176,380
17,000	Unitil Corp.	448,439	867,680
48,020	Vectren Corp.	1,745,986	3,431,029
140,000	WEC Energy Group Inc.	7,537,392	9,051,000
160,000	Xcel Energy Inc.	4,925,349	7,308,800

		101,690,364	137,332,500

	Electric Transmission and Distribution — 2.2%
40,000	Consolidated Edison Inc.	2,459,996	3,119,200
120,000	Exelon Corp.	3,241,573	5,112,000

		5,701,569	8,231,200

Shares		Cost	Market Value
	Global Utilities — 2.5%
8,000	Chubu Electric Power Co. Inc.	$189,551	$120,020
133,000	Electric Power Development Co. Ltd.	3,799,231	3,435,668
30,000	Endesa SA	882,970	661,968
300,000	Enel SpA	1,862,753	1,666,569
494,900	Hera SpA	766,919	1,543,113
15,000	Hokkaido Electric Power Co. Inc.	213,947	102,154
12,000	Hokuriku Electric Power Co.†	180,000	120,634
3,000	Huaneng Power International Inc., ADR	81,590	78,750
41,000	Korea Electric Power Corp.,, ADR	630,569	587,940
15,000	Kyushu Electric Power Co. Inc.	202,018	167,457
8,000	Shikoku Electric Power Co. Inc.	155,987	107,086
8,000	The Chugoku Electric Power Co. Inc.	150,761	103,473
20,000	The Kansai Electric Power Co. Inc.	277,615	291,921
13,000	Tohoku Electric Power Co. Inc.	172,497	158,867

		9,566,408	9,145,620

	Merchant Energy — 1.2%
300,000	GenOn Energy Inc., Escrow † (a)	0	0
323,500	The AES Corp.(b)	3,319,315	4,338,135

		3,319,315	4,338,135

	Natural Gas Integrated — 5.6%
4,000	Devon Energy Corp.	137,941	175,840
100,000	Kinder Morgan Inc.	3,085,558	1,767,000
136,000	National Fuel Gas Co.	4,900,475	7,202,560
165,000	ONEOK Inc.	6,253,408	11,521,950

		14,377,382	20,667,350

	Natural Gas Utilities — 5.4%
25,000	Atmos Energy Corp.	623,182	2,253,500
25,000	Chesapeake Utilities Corp.	959,368	1,998,750
30,262	Corning Natural Gas Holding Corp.	284,301	530,493
15,500	Engie	457,035	237,665
72,066	National Grid plc, ADR	5,315,686	4,024,886
42,000	ONE Gas Inc.	1,131,062	3,139,080
18,000	RGC Resources Inc.	128,344	525,240
93,000	Southwest Gas Holdings Inc.	4,609,478	7,093,110
2,000	Spire Inc.	78,350	141,300
1,000	WGL Holdings Inc.	85,760	88,750

		13,672,566	20,032,774

	Natural Resources — 1.3%
6,500	Anadarko Petroleum Corp.	337,890	476,125
3,000	Apache Corp.	136,597	140,250
25,000	California Resources Corp.†	366,765	1,136,000
55,000	Cameco Corp.	550,205	618,750
25,000	CNX Resources Corp.†	338,606	444,500

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Natural Resources (Continued)
32,000	Compania de Minas Buenaventura SAA, ADR	$360,262	$436,160
3,125	CONSOL Energy Inc.†	64,496	119,844
10,000	Exxon Mobil Corp.	547,153	827,300
3,000	Hess Corp.	178,260	200,670
3,000	Royal Dutch Shell plc, Cl. A, ADR	161,320	207,690

		3,041,554	4,607,289

	Services — 1.2%
20,000	ABB Ltd., ADR	401,189	435,400
100,000	Enbridge Inc.	2,781,674	3,569,000
65,000	Weatherford International plc†	415,606	213,850

		3,598,469	4,218,250

	Water — 4.3%
27,000	American States Water Co.	941,480	1,543,320
25,000	American Water Works Co. Inc.	1,960,960	2,134,500
27,291	Aqua America Inc.	221,006	960,097
24,000	Artesian Resources Corp., Cl. A.	397,537	930,480
40,000	California Water Service Group	682,912	1,558,000
7,000	Connecticut Water Service Inc.	136,955	457,240
48,000	Middlesex Water Co.	753,554	2,024,160
100,000	Severn Trent plc.	2,763,670	2,612,443
50,000	SJW Group	1,763,798	3,311,000
9,000	The York Water Co.	108,269	286,200

		9,730,141	15,817,440

	Diversified Industrial — 0.3%
2,000	Alstom SA	52,460	91,929
2,000	AZZ Inc.	75,347	86,900
3,800	Bouygues SA	126,830	163,793
50,000	General Electric Co.	1,195,964	680,500

		1,450,601	1,023,122

	Environmental Services — 0.2%
2,000	Evoqua Water Technologies Corp.†	37,760	41,000
3,000	Suez	0	38,905
30,000	Veolia Environnement SA.	487,553	642,174

		525,313	722,079

	Equipment and Supplies — 0.1%
2,500	Capstone Turbine Corp.†	3,441	3,575
12,000	Mueller Industries Inc.	314,742	354,120

		318,183	357,695

	Independent Power Producers and Energy Traders — 0.3%
40,000	NRG Energy Inc.	966,620	1,228,000

	TOTAL ENERGY AND UTILITIES	168,715,389	229,292,387

Shares		Cost	Market Value
	COMMUNICATIONS — 11.8%
	Cable and Satellite — 4.9%
4,200	Charter Communications Inc., Cl. A†	$598,056	$1,231,482
20,000	Cogeco Inc.	389,461	884,190
64,500	DISH Network Corp., Cl. A†.	3,242,589	2,167,845
10,000	EchoStar Corp., Cl. A†	280,860	444,000
200,000	ITV plc.	485,758	459,273
42,421	Liberty Global plc, Cl. A†	824,785	1,168,274
108,771	Liberty Global plc, Cl. C†	3,158,918	2,894,396
6,417	Liberty Latin America Ltd., Cl. A†	139,622	122,693
21,000	Liberty Latin America Ltd., Cl. C†	545,514	406,980
8,000	Rogers Communications Inc., Cl. B	119,139	379,680
160,000	Sky plc	2,000,746	3,086,100
100,000	Telenet Group Holding NV†	4,764,141	4,671,206

		16,549,589	17,916,119

	Communications Equipment — 0.2%
20,000	Furukawa Electric Co. Ltd.	925,920	699,995

	Telecommunications — 4.0%
75,000	AT&T Inc.	2,418,368	2,408,250
1,280	BCE Inc., New York	55,450	51,827
2,767	BCE Inc., Toronto	117,714	112,057
20,000	BT Group plc, ADR	313,502	289,200
30,000	CenturyLink Inc.	755,055	559,200
56,000	Cincinnati Bell Inc.†	1,037,262	879,200
5,000	Cogeco Communications Inc	105,008	247,670
43,000	Deutsche Telekom AG, ADR	678,352	663,705
59,000	Global Telecom Holding SAE†	53,385	15,533
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	71
20,038	Internap Corp.†	248,569	208,796
35,000	Nippon Telegraph & Telephone Corp.	813,435	1,592,016
1,000	Orange Belgium SA	14,151	16,886
2,000	Orange SA, ADR	22,799	33,340
11,800	Orascom Telecom Media and Technology Holding SAE, GDR	20,761	2,384
30,000	Pharol SGPS SA†	8,930	8,338
3,000	Proximus SA	97,094	67,651
2,000	PT Indosat Tbk	1,061	444
105,000	Sistema PJSC FC, GDR	586,988	286,440
1,350	Tele2 AB, Cl. B	15,470	15,871
10,000	Telefonica Deutschland Holding AG	52,947	39,425
85,000	Telekom Austria AG	712,797	708,739
1,200	Telesites SAB de CV†	911	876
20,000	T-Mobile US Inc.†	325,000	1,195,000
110,000	VEON Ltd., ADR	678,230	261,800

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
105,000	Verizon Communications Inc.	$4,378,801	$5,282,550

		13,512,059	14,947,269

	Wireless Communications — 2.7%
2,500	America Movil SAB de CV, Cl. L, ADR	26,571	41,650
2,000	China Mobile Ltd., ADR	33,988	88,780
2,000	China Unicom Hong Kong Ltd., ADR	16,278	25,020
171	M1 Ltd.	210	201
48,500	Millicom International Cellular SA, SDR	3,274,063	2,864,488
1,154	Mobile Telesystems PJSC	6,303	5,110
11,250	Mobile TeleSystems PJSC, ADR	175,074	99,338
100,000	NTT DoCoMo Inc.	1,438,659	2,549,338
2,000	SK Telecom Co. Ltd., ADR	32,986	46,640
400	SmarTone Telecommunications Holdings Ltd.	207	413
30,000	Turkcell Iletisim Hizmetleri A/S, ADR.	389,362	196,200
52,000	United States Cellular Corp.†	2,207,144	1,926,080
90,000	Vodafone Group plc, ADR	3,191,834	2,187,900

		10,792,679	10,031,158

	TOTAL COMMUNICATIONS	41,780,247	43,594,541

	OTHER — 2.6%
	Aerospace — 0.4%
100,000	Rolls-Royce Holdings plc.	809,939	1,304,176
7,100,000	Rolls-Royce Holdings plc, Cl. C†(a)	9,890	9,370

		819,829	1,313,546

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	39,300

	Electronics — 0.1%
10,000	Sony Corp., ADR	464,660	512,600

	Entertainment — 0.3%
45,000	Vivendi SA	1,116,611	1,103,572

	Financial Services — 0.9%
22,000	Kinnevik AB, Cl. A	695,776	754,068
70,000	Kinnevik AB, Cl. B	2,631,364	2,398,526

		3,327,140	3,152,594

	Health Care — 0.1%
5,000	Abaxis Inc	415,475	415,050

Shares		Cost	Market Value
	Machinery — 0.3%
120,000	CNH Industrial NV.	$1,485,212	$1,263,600

	Transportation — 0.5%
25,000	GATX Corp.	762,636	1,855,750

	TOTAL OTHER	8,421,774	9,656,012

	TOTAL COMMON STOCKS	218,917,410	282,542,940

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Natural Gas Utilities — 0.0%
4,203	Corning Natural Gas Holding Corp., 4.800%, Ser. B.	87,212	88,263

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
16,000	Bharti Airtel Ltd., expire 11/30/20†(c)	87,613	89,280

Principal Amount
	CORPORATE BONDS — 0.0%
	Equipment and Supplies — 0.0%
$30,000	Mueller Industries Inc., 6.000%, 03/01/27	30,000	29,550

	U.S. GOVERNMENT OBLIGATIONS — 23.4%
86,308,000	U.S. Treasury Bills, 1.588% to 2.068%††, 07/12/18 to 11/15/18(d)	86,002,520	86,011,807

TOTAL INVESTMENTS — 100.0%		$305,124,755	368,761,840

Other Assets and Liabilities (Net)	(40,254)

PREFERRED STOCK (3,154,188 preferred shares outstanding)	(101,332,200)

NET ASSETS — COMMON STOCK (53,181,318 common shares outstanding)	$267,389,386

NET ASSET VALUE PER COMMON SHARE ($267,389,386 ÷ 53,181,318 shares outstanding)	$5.03

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Securities, or a portion thereof, with a value of $1,676,250 are reserved and/or pledged with the custodian for current or potential holdings of swaps.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of the Rule 144A security amounted to $89,280 or 0.02% of total investments.

(d)	At June 30, 2018, $500,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

As of June 30, 2018, equity contract for difference swap agreements outstanding were as follows:

Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation
Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	The Goldman Sachs Group, Inc.	1 month	06/28/2019	$1,231,230	$72,526	—	$72,526
Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	The Goldman Sachs Group, Inc.	1 month	06/28/2019	9,230	140	—	140

								$72,666

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets:
Investments, at value (cost $305,124,755)	$368,761,840
Cash	14,845
Dividends and interest receivable	642,319
Deferred offering expense	90,109
Unrealized appreciation on swap contracts	72,666
Prepaid expenses	2,822

Total Assets	369,584,601

Liabilities:
Distributions payable	66,390
Payable for investment advisory fees	255,831
Payable for rights offering expenses	182,409
Payable for payroll expenses	27,287
Payable for accounting fees	11,250
Payable for auction agent fees (a)	199,836
Other accrued expenses	120,012

Total Liabilities	863,015

Cumulative Preferred Shares, $0.001 par value:
Series A Preferred Shares (5.625%, $25 liquidation value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Preferred Shares (Auction Market, $25,000 liquidation value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000
Series C Preferred Shares (5.375%, $25 liquidation value, 2,000,000 shares authorized and outstanding)	50,000,000

Total Preferred Shares	101,332,200

Net Assets Attributable to Common Shareholders	$267,389,386

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$205,305,834
Distributions in excess of accumulated net investment income	(80,367)
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(1,546,696)
Net unrealized appreciation on investments	63,637,085
Net unrealized appreciation on swap contracts	72,666
Net unrealized appreciation on foreign currency translations	864

Net Assets	$267,389,386

Net Asset Value per Common Share:
($267,389,386 ÷ 53,181,318 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.03

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $108,153)	$4,502,331
Interest	431,834

Total Investment Income	4,934,165

Expenses:
Investment advisory fees	1,630,915
Shareholder communications expenses	95,356
Shareholder services fees	64,280
Trustees’ fees	61,258
Payroll expenses	49,181
Legal and audit fees	39,907
Shelf registration expense	39,008
Custodian fees	23,676
Accounting fees	22,500
Interest expense	4
Miscellaneous expenses	83,044

Total Expenses	2,109,129

Less:
Advisory fee reduction (See Note 3)	(254,551)
Expenses paid indirectly by broker (See Note 3)	(1,542)

Total Credits and Reductions	(256,093)

Net Expenses	1,853,036

Net Investment Income	3,081,129

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(660,489)
Net realized gain on swap contracts	97,360
Net realized loss on foreign currency transactions	(6,434)

Net realized loss on investments, swap contracts, and foreign currency transactions	(569,563)

Net change in unrealized appreciation/depreciation:
on investments	(4,033,955)
on swap contracts	36,248
on foreign currency translations	(2,444)

Net change in unrealized appreciation/ depreciation on investments, swap contracts, and foreign currency translations	(4,000,151)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(4,569,714)

Net Decrease in Net Assets Resulting from Operations	(1,488,585)

Total Distributions to Preferred Shareholders	(2,510,417)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(3,999,002)

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$3,081,129	$4,906,672
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	(569,563)	26,093,689
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(4,000,151)	(5,542,315)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,488,585)	25,458,046

Distributions to Preferred Shareholders:
Net investment income	(2,510,417)*	(824,676)
Net realized gain	—	(4,057,384)

Total Distributions to Preferred Shareholders	(2,510,417)	(4,882,060)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(3,999,002)	20,575,986

Distributions to Common Shareholders:
Net investment income	(547,279)*	(4,366,533)
Net realized gain	—	(21,483,234)
Return of capital	(13,134,698)*	(359,104)

Total Distributions to Common Shareholders	(13,681,977)	(26,208,871)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	2,070,594	3,956,071
Net increase from common shares issued in rights offering	48,571,655	—
Offering costs and adjustments for preferred shares charged to paid-in capital	(404,500)	11,000

Net Increase in Net Assets from Fund Share Transactions	50,237,749	3,967,071

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	32,556,770	(1,665,814)

Net Assets Attributable to Common Shareholders:
Beginning of year	234,832,616	236,498,430

End of period (including undistributed net investment income of $0 and $0, respectively)	$267,389,386	$234,832,616

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2018		Year Ended December 31,
	(Unaudited)		2017		2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$5.34		$5.45		$5.13		$6.16		$5.98	$5.48

Net investment income	0.07		0.11		0.11		0.13		0.13	0.14
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.14)		0.48		0.92		(0.53)		0.69	1.01

Total from investment operations	(0.07)		0.59		1.03		(0.40)		0.82	1.15

Distributions to Preferred Shareholders: (a)
Net investment income	(0.06	)*	(0.02)		(0.01)		(0.01)		(0.01)	(0.04)
Net realized gain	—		(0.09)		(0.07)		(0.03)		(0.04)	(0.01)

Total distributions to preferred shareholders	(0.06)		(0.11)		(0.08)		(0.04)		(0.05)	(0.05)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.13)		0.48		0.95		(0.44)		0.77	1.10

Distributions to Common Shareholders:
Net investment income	(0.01	)*	(0.10)		(0.09)		(0.11)		(0.11)	(0.12)
Net realized gain	—		(0.49)		(0.48)		(0.27)		(0.40)	(0.42)
Return of capital	(0.29	)*	(0.01)		(0.03)		(0.22)		(0.09)	(0.06)

Total distributions to common shareholders	(0.30)		(0.60)		(0.60)		(0.60)		(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.13		0.01		0.01		0.01		0.01	0.00 (b)
Offering costs and adjustments to offering costs for preferred shares charged or credited to paid-in capital	(0.01)		0.00	(b)	(0.04)		—		—	0.00 (b)

Total Fund share transactions	0.12		0.01		(0.03)		0.01		0.01	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Period	$5.03		$5.34		$5.45		$5.13		$6.16	$5.98

NAV total return†	(2.40)%		9.27%		18.62%		(7.12)%		13.87%	20.99%

Market value, end of period	$5.89		$7.10		$6.30		$5.70		$7.32	$6.39

Investment total return††	(10.40)%		23.48%		22.08%		(14.15)%		25.32%	14.13%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$368,722		$336,165		$337,831		$270,508		$311,044	$300,389
Net assets attributable to common shares, end of period (in 000’s)	$267,389		$234,833		$236,498		$219,176		$259,711	$249,057
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.72	%(c)	2.04%		2.02%		2.41%		2.06%	2.36%
Ratio of operating expenses to average net assets attributable to common shares before fee waived(d)	1.86	%(c)(e)	1.80	%(e)	1.71	%(e)	1.57	%(e)	1.59%	1.55%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(f)	1.64	%(c)(e)	1.80	%(e)	1.71	%(e)	1.35	%(e)	1.59%	1.55%
Portfolio turnover rate	3%		18%		22%		9%		17%	16%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Cumulative Preferred Shares:
5.625% Series A Preferred
Liquidation value, end of period (in 000’s)	$28,832	$28,832	$28,832	$ 28,832	$ 28,832	$ 28,832
Total shares outstanding (in 000’s)	1,153	1,153	1,153	1,153	1,153	1,153
Liquidation preference per share	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (g)	$ 25.39	$ 25.68	$ 25.88	$ 25.55	$ 25.14	$ 25.25
Asset coverage per share (h)	$ 90.97	$ 82.94	$ 83.35	$ 131.74	$ 151.49	$ 146.30
Series B Auction Market Preferred
Liquidation value, end of period (in 000’s)	$22,500	$22,500	$22,500	$ 22,500	$ 22,500	$ 22,500
Total shares outstanding (in 000’s)	1	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$ 25,000	$ 25,000	$ 25,000
Liquidation value (i)	$25,000	$25,000	$25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share (h)	$90,969	$82,936	$83,347	$131,744	$151,486	$146,297
5.375% Series C Preferred
Liquidation value, end of period (in 000’s)	$50,000	$50,000	$50,000	—	—	—
Total shares outstanding (in 000’s)	2,000	2,000	2,000	—	—	—
Liquidation preference per share	$ 25.00	$ 25.00	$ 25.00	—	—	—
Average market value (g)	$ 25.09	$ 25.32	$ 25.28	—	—	—
Asset coverage per share (h)	$ 90.97	$ 82.94	$ 83.35	—	—	—
Asset Coverage (j)	364%	332%	333%	527%	606%	585%

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.29%, 1.26%, 1.27%, 1.29%, 1.32%, and 1.28%, respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.13%, 1.26%, 1.27% 1.11%, 1.32%, and 1.28%, respectively.

(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(j)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the “Fund”) operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, repayment speeds, credit risk, etc.); and
●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Merchant Energy	$4,338,135	—	$0	$4,338,135
Natural Gas Utilities	19,502,281	$530,493	—	20,032,774
Other Industries (a)	204,921,478	—	—	204,921,478
COMMUNICATIONS
Other Industries (a)	43,594,541	—	—	43,594,541
OTHER
Aerospace	1,304,176	—	9,370	1,313,546
Other Industries (a)	8,342,466	—	—	8,342,466
Total Common Stocks	282,003,077	530,493	9,370	282,542,940
Convertible Preferred Stocks (a)	—	88,263	—	88,263
Warrants (a)	—	89,280	—	89,280
Corporate Bonds (a)	—	29,550	—	29,550
U.S. Government Obligations	—	86,011,807	—	86,011,807
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$282,003,077	$86,749,393	$9,370	$368,761,840
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACT:
Contract for Difference Swap Agreements	—	$72,666	—	$ 72,666
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$72,666	—	$ 72,666

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

During the six months ended June 30, 2018, the Fund had transfers from Level 1 to Level 2 of $590,109 or 0.25% of net assets as of December 31, 2017. Transfers from Level 1 to Level 2 are due to a decline in market

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

activity, e.g., frequency of trades, which resulted in a decrease in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. Equity contract for difference swap agreements held at June 30, 2018 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2018 had an average monthly notional amount of approximately 1,197,620.

At June 30, 2018, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities

Assets
Equity Contract for Difference
Swap Agreements	$72,666	—	$72,666

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2018:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Counterparty
The Goldman Sachs Group, Inc.	$72,666	—	—	$72,666

At June 30, 2018, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the six months ended June 30, 2018, the effect of equity contract for difference swap agreements can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency; Net realized gain on swap contracts; and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2018, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”), the Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”), and the 5.375% Series C Cumulative Preferred Shares (“Series C Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$4,366,533	$824,676
Net long term capital gains	21,483,234	4,057,384
Return of capital	359,104	—

Total distributions paid	$26,208,871	$4,882,060

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$305,906,385	$75,162,480	$(12,234,359)	$62,928,121

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series A and Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Series A and Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the Series A and Series B Preferred for the period. For the six months ended June 30, 2018, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the Series A and Series B Preferred. Thus, advisory fees with respect to the liquidation value of these Preferred Shares were reduced by $254,551.

During the six months ended June 30, 2018, the Fund paid $9,234 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,542.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2018, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

from affiliates of the Adviser). During the six months ended June 30, 2018, the Fund accrued $49,181 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2018, other than short term securities and U.S. Government obligations, aggregated $7,438,369 and $8,163,817, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Net increase from common shares issued in rights offering	8,831,210	$48,571,655	—	—
Net increase from common shares issued upon reinvestment of distributions	347,633	2,070,594	604,889	$3,956,071

Net increase	9,178,843	$50,642,249	604,889	$3,956,071

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, and Series C Preferred Shares at redemption prices of $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund may redeem at any time, in whole or in part, the Series A Preferred and Series B Preferred at the redemption price. During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not repurchase any shares of Series A Preferred or Series B Preferred.

The Series B Preferred dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150 basis points greater than the seven day ICE LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market.

The Fund has the authority to purchase its Series B auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction market preferred shares, and the timing and amount of any auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

On March 29, 2018, the Fund distributed one transferable right for each of the 44,156,051 common shares outstanding held on that date. Five Rights were required to purchase one additional common share at the subscription price of $5.50 per share. On May 21, 2018, the Fund issued 8,831,210 common shares receiving net proceeds of $48,196,655, after the deduction of estimated offering expenses of $375,000. The NAV of the Fund increased by $0.12 per share on the day the additional shares were issued due to the additional shares being issued above NAV.

As of June 30, 2018, the Fund has approximately $200 million available for issuance under the current shelf registration.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/18	Net Proceeds	2018 Dividend Rate Range	Dividend Rate at 06/30/18	Accrued Dividends at 06/30/18

A 5.625%	July 31, 2003	1,200,000	1,153,288	$28,895,026	Fixed Rate	5.625%	$22,525
B Auction Market	July 31, 2003	1,000	900	24,590,026	2.964% to 3.487%	3.487%	6,538
C 5.375%	May 31, 2016	2,000,000	2,000,000	48,142,029	Fixed Rate	5.375%	37,327

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 14, 2018 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2018 in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected John D. Gabelli, Michael J. Ferrantino, and Michael J. Melarkey as Trustees of the Fund. A total of 39,945,061 votes, 40,019,232 votes, and 40,036,129 votes were cast in favor of these Trustees, and a total of 1,656,770 votes, 1,582,600 votes, and 1,565,702 votes were withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 2,806,119 votes were cast in favor of this Trustee and a total of 84,763 votes were withheld for this Trustee.

Mario J. Gabelli, Vincent D. Enright, Frank J. Fahrenkopf, Jr., Robert J. Morrissey, Kuni Nakamura, and Salvatore J. Zizza, continue to serve in their capacities as Trustees of the Fund.

Effective May 16, 2018, Anthony J. Colavita resigned from the Board and John Birch and Elizabeth C. Bogan were appointed to the Board.

We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Utility Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

 GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

John Birch

Former Chief Operating Officer,

Sentinel Asset Management

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Ferrantino

Chief Executive Officer,

InterEx, Inc.

John D. Gabelli

Senior Vice President,

G.research, LLC

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

David I. Schachter

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GUT Q2/2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2018 through 01/31/2018	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 44,050,795 Preferred Series A –1,153,288 Preferred Series C – 2,000,000
Month #2 02/01/2018 through 02/28/2018	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 44,100,327 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #3 03/01/2018 through 03/31/2018	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 44,156,051 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #4 04/01/2018 through 04/30/2018	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 44,217,576 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #5 05/01/2018 through 05/31/2018	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 53,112,307 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #6 06/01/2018 through 06/30/2018	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 53,181,318 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000

	Preferred Series C – N/A	Preferred Series C – N/A
Total	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

c.	Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
d.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
e.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
f.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Utility Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/27/2018

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 8/27/2018

* Print the name and title of each signing officer under his or her signature.